                                                                    EXHIBIT 10.1

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                    AGREEMENT

This agreement is made by and between

IDENIX PHARMACEUTICALS, INC., a corporation organized and existing under the laws of the State of Delaware, having its principal offices located at 60 Hampshire Street, Cambridge, MA 02139 represented by its legal representative Mr. Jean-Pierre Sommadossi (hereinafter referred to as "Idenix")

                                       and

IDENIX SARL, a corporation organized and existing under the laws of France, having registered offices in Immueuble "La Vigie" 170 rue Leon Blum, 34000 Montpellier, France, represented by its legal representative Mr. Jean-Marc Allaire (hereinafter referred to as "Idenix SARL")

                                       and

UNIVERSITA' DEGLI STUDI DI CAGLIARI, having a principal place of business at Cittadella Universitaria, SS 554 KM 4.5, 09133 Monserrato, Cagliari, Italy, represented by the Chancellor Prof. Pasquale Mistretta (hereinafter referred to as the "University")

                                     whereas

a) on 4 January 1999, the University and Idenix SARL, this last on behalf and for the benefit of Idenix, entered into an agreement entitled "Co-operative Antiviral Research Activity Agreement" (hereinafter referred to as the "Co-operative Agreement") aimed at performing a joint research activity in the antiviral substances field;

b) in accordance with the Co-operative Agreement, on 14 December 2000, the University and Idenix entered into a license agreement (hereinafter the "License Agreement") according to which the University grants to Idenix the exclusive license for the exploitation, whether direct or indirect, of the results obtained and that will be obtained from the performance of the activity indicated under the previous point;

c) the above mentioned Co-operative Agreement and License Agreement (together, the "Original Agreements") have been initially amended on 10 April 2002;

d) the Original Agreements, as so amended, have been afterwards amended with the deed undersigned by the parties on 8 May 2003, also in consideration of the transactions at that time pending between Idenix and Novartis Pharma AG for the acquisition, by this last, of the majority of the shareholding of Idenix (the amendments indicated in this point have become effective on 8 May 2003, following to the occurred execution of a "Development, License and Commercialization Agreement" and of a "Manufacturing and Supply Agreement" by and among Idenix, Idenix (Cayman) Limited and Novartis) (together, the "Novartis Agreements");

e) the parties further amended the Original Agreements, as previously amended, on 30 June 2004 (the "June 30 Letter Amendment");

f) with the present agreement the parties intend to further amend the terms of the Original Agreements (the "Original Agreements", as amended through and including this agreement, collectively, the "Cagliari Agreements", provided that the "Cagliari Agreements" do not include the "Novartis Agreements");

now, therefore, in consideration of the premises and the mutual covenants herein contained, Idenix, Idenix SARL and the University agree as follows:

1. The premises shall represent an integral and substantial part of this agreement. Capital letter terms used and not otherwise defined herein shall refer to the definitions provided under the Cagliari Agreements, which shall apply for the purposes of this agreement.

2. "Subject Intellectual Property Rights" shall mean (A) those families of patents and families of patent applications (including U.S. provisional patent applications, conversions, continuations, divisions, continuations-in-part thereof) (i) whose earliest priority filing date is before May 14, 2003 or (ii) which include compounds or methods first disclosed in a patent or patent application whose earliest priority filing date is before May 14, 2003, and which are set forth in Exhibit A attached hereto under the caption "Original Patents" ("Original Patents"); and (B) those families of patents and families of patent applications (including U.S. provisional patent applications, conversions, continuations, divisions and continuations-in-part thereof) other than Original Patents whose earliest priority filing date is on or after 14 May 2003, and which are set forth in Exhibit A attached hereto under the caption "Subsequent Patents" ("Subsequent Patents"). Exhibit A attached hereto shall also replace and supercede the current Annex A to the License Agreement. Subsequent amendments to Exhibit A shall occur as contemplated in paragraph five of the June 30 Letter Amendment.

3. "Valid Claim" shall mean a claim (a) of any issued, unexpired patent included in the Subject Intellectual Property Rights that has not been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no appeal can be taken, or with respect to which an appeal is not taken within the time allowed for appeal, and that has not been disclaimed or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (b) of any patent application included in the Subject Intellectual Property Rights that has not been cancelled, withdrawn or abandoned or been pending for more than ten (10) years.

4. The parties hereby agree that, in connection with any Subject Intellectual Property Right sublicensed by Idenix to an Affiliate, Idenix shall pay to the
University:

          A.   a royalty rate amounting to:

                    (i) [**]% of Net Sales performed, after the Effective Date as defined under article 6, by such Affiliate (or its Affiliates and/or sublicensees) of products which, but for the license granted under the Cagliari Agreements, would infringe one or more Valid Claims of an Original Patent;

                    and

                    (ii) [**]% of Net Sales performed, after the Effective Date as defined under article 6, by such Affiliate (or its Affiliates and/or sublicensees) of products which, but for the license granted under the Cagliari Agreements, would infringe one or more Valid Claims of a Subsequent Patent only;

     plus

          B. a percentage of any license fee, milestone payment and other cash consideration, paid to Idenix by such Affiliate after the Effective Date as defined under article 6 (excluding royalties and amounts paid to fund or reimburse research, development, manufacturing or commercialization expenses) with respect to research, development or commercialization of products which, but for the license granted under the Cagliari Agreements, the sale of which products would infringe one or more Valid Claims of any Subject Intellectual Property Right (an "Affiliate Fee"), amounting to:

                    (i) [**]% of any Affiliate Fee where a relevant Subject Intellectual Property Right is an Original Patent;

                    and

                    (ii) [**]% of any Affiliate Fee where the relevant Subject
                         Intellectual Property Right consists only of one or more Subsequent Patents.

For clarification, in no event shall the University have any right or claim to payments made by an Affiliate with respect to an Affiliate's purchase of Idenix securities, any Idenix financing or any other payment made by an Affiliate other than such payments which specifically relate to the Subject Intellectual Property Rights and drug products covered thereby, as provided above. The parties hereby agree that Novartis is an Affiliate.

In the case of direct exploitation by Idenix and / or of licensing to a third party other than an Affiliate, the terms of the License Agreement as in effect immediately prior to this agreement are and remain in effect unmodified by this agreement.

5. As regards the method of payment of the amounts indicated in the foregoing art. 4 of this agreement, the parties hereby agree that art. 4 of the License Agreement shall apply.

6. The amendments provided under the present agreement shall apply from the date of its subscription by the last of all the subscribing parties to so subscribe (the "Effective Date").

7. Notwithstanding anything in the Cagliari Agreements, Idenix and Idenix SARL or their successor(s) shall have the right, without the University's consent, to amend, modify or terminate any agreements, including the Novartis Agreements, but excluding the Cagliari Agreements.

8. This agreement is drafted in English and, for the sole purpose of allowing the University to better comprehend the relevant content, in Italian, being understood that in case of contrasts between the English version and the Italian version, the English one shall prevail.

9. Except as amended hereby, the Original Agreements remain in full force and effect.

                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Idenix, Idenix SARL and the University have caused this agreement to be duly executed by their authorized representatives.

IDENIX PHARMACEUTICALS, INC.


By: /s/ Andrea J. Corcoran
    ---------------------------------
Name: Andrea J. Corcoran
Title: Executive Vice President,
       Legal and Administration

Date October 24, 2005


IDENIX SARL


By: /s/ Jean-Pierre Sommadossi
    ---------------------------------
Name: Jean-Pierre Sommadossi
Title: Chairman and Chief Executive
       Officer

Date October 24, 2005


THE UNIVERSITY


By: /s/ Pasquale Mistretta
    ---------------------------------
    Prof. Pasquale Mistretta
    Chancellor of the University

Date October 24, 2005


By: /s/ Paolo La Colla
    ---------------------------------
    Prof. Paolo La Colla

Date October 24, 2005

                                    EXHIBIT A

                                                      ORIGINAL PATENTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PATENT /     ISSUE /
                                                                         FILING      SERIAL      PUBLICATION    PUB.
      TITLE & DOCKET NAME            COUNTRY      OWNER    INVENTORS      DATE       NUMBER        NUMBER       DATE       STATUS
-------------------------------  --------------  ------  -------------  --------  ------------  -----------   --------  ------------
[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

IDX 1006                         U.S.              USC   P. LaColla,    5/26/01   09/863,816    2003/0060400  3/27/03   Allowed
                                                 IDXINC  JP Sommadossi

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

IDX 1006 CON 3                   U.S.              USC   P. LaColla,    6/20/03   10/602,692    2004/0097462  5/20/04   Published
                                                 IDXINC  JP Sommadossi

IDX 1006 DIV                     U.S.              USC   P. LaColla,    6/20/03   10/602,693    2004/0063622  4/01/04   Published
                                                 IDXINC  JP Sommadossi

IDX 1006                         PCT               USC   P. LaColla,    5/26/01   US01/16687    WO 01/92282   12/06/01  National
                                                 IDXCAY  JP Sommadossi                                                  Phase
                                                                                                                        Entered

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

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[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

IDX 1006                         Venezuela         USC   P. LaColla,    5/26/01   1134-2001     459                     Published
                                                 IDXCAY  JP Sommadossi

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

IDX 1006                         Thailand          USC   P. LaColla,    5/26/01   065737        58870                   Published
                                                 IDXCAY  JP Sommadossi

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

IDX 1006                         Brazil            USC   P. LaColla,    5/26/01   200200759     1735                    Published
                                                 IDXCAY  JP Sommadossi

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

IDX 1006                         China             USC   P. LaColla,    5/26/01   01813182.4    1468249                 Published
                                                 IDXCAY  JP Sommadossi

IDX 1006                         Czech Republic    USC   P. LaColla,    5/26/01   PV 2002-4225  10-2003                 Published
                                                 IDXCAY  JP Sommadossi

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

IDX 1006                         Hong Kong         USC   P. LaColla,    5/26/01   03102884.2    1051203                 Published
                                                 IDXCAY  JP Sommadossi

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

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[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

IDX 1007                         U.S.              USC   P. LaColla,    5/23/01   09/864,078    2003/0050229  3/13/03   Allowed
                                                 IDXINC  JP Sommadossi

IDX 1007 CON 1                   U.S.              USC   P. LaColla,    6/20/03   10/602,691    2004/0097461  5/20/04   Published
                                                 IDXINC  JP Sommadossi

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

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[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

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[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

IDX 1007                         Brazil            USC   P. LaColla,    5/23/01   0111127-2     1694                    Published
                                                 IDXCAY  JP Sommadossi

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

IDX 1007                         China             USC   P. LaColla,    5/23/01   01813233.2    1443191                 Published
                                                 IDXCAY  JP Sommadossi

IDX 1007                         Czech Republic    USC   P. LaColla,    5/23/01   PV2002-4149   9-2003                  Published
                                                 IDXCAY  JP Sommadossi

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

IDX 1007                         Hong Kong         USC   P. LaColla,    5/23/01   03102883.3    1051202                 Published
                                                 IDXCAY  JP Sommadossi

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

IDX 1007                         Indonesia         USC   P. LaColla,    5/23/01   W-0020020287  036.654A                Published
                                                 IDXCAY  JP Sommadossi

[**]                             [**]             [**]   [**]           [**]      [**]                                  [**]

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

[**]                             [**]             [**]   [**]           [**]      [**]                                 [**]

[**]                             [**]             [**]   [**]           [**]      [**]                                 [**]

IDX 1008                         U.S.              USC   P. LaColla,    4/11/02   10/122,252   6,710,068     3/24/04   Patented
                                                 IDXINC  M. Artico,
                                                         JP Sommadossi

[**]                             [**]             [**]   [**]           [**]      [**]                                 [**]

IDX 1008                         PCT               USC   P. LaColla,    4/11/02   US02/11736   WO 02/083126  10/24/02  Published
                                                 IDXCAY  M. Artico,
                                                         JP Sommadossi

[**]                             [**]             [**]   [**]           [**]      [**]                                 [**]

[**]                             [**]             [**]   [**]           [**]      [**]                                 [**]

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[**]                             [**]             [**]   [**]           [**]      [**]                                 [**]

IDX 1008                         Europe            USC   P. LaColla,    4/11/02   20020723853  1390029                 Published
                                                 IDXCAY  M. Artico,
                                                         JP Sommadossi

[**]                             [**]             [**]   [**]           [**]      [**]                                 [**]

[**]                             [**]             [**]   [**]           [**]      [**]         [**]          [**]      [**]

                                                   USC   JP Sommadossi  1/24/03   10/350,772   2003/0225114  12/4/03   Published
IDX 1009 CON 1                   U.S. CON        IDXINC  P. LaColla
                                                         M. Artico
                                                         M. Bryant

[**]                             [**]             [**]   [**]           [**]      [**]                                 [**]

                                                   USC   JP Sommadossi  11/19/01  US01/45652   WO 02/40021   5/23/02   National
IDX 1009                         PCT             IDXCAY  P. LaColla                                                    Phase
                                                         M. Artico                                                     Entered
                                                         M. Bryant

[**]                             [**]             [**]   [**]           [**]      [**]                                 [**]

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

IDX 1017  2' and 3' -            PCT              CNRS,  G. Gosselin    6/27/03   IB03/03901   WO 04/003000  1/8/04    Published
Nucleoside Prodrugs                                USC   JP Sommadossi
for Treating Hepatitis C Virus                   IDXCAY  P. LaColla
                                                         R. Storer

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

IDX 1020                         PCT               USC   JP Sommadossi  8/7/03    US03/24957   WO 04/014364  2/19/04   Published
                                                 IDXCAY  P. LaColla
                                                         R. Storer
                                                         A. Moussa
                                                         M. Artico
                                                         R. Silvestri

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IDX 1031  2'-C-Methyl-3'- O-     U.S.             USC    JP Sommadossi  6/27/03   10/607,909   2004/0077587  4/22/04   Published
L-Valine Ester Ribofuranosyl                     IDXINC  P. LaColla
Cytidine for Treatment of
Flaviviridae Infections (NM283)

IDX 1031                         PCT              USC    JP Sommadossi  6/25/03   US03/20431   WO 04/002422  1/8/04    Published
                                                 IDXCAY  P. LaColla

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

                                                      SUBSEQUENT PATENTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PATENT /    ISSUE /
                                                                         FILING      SERIAL     PUBLICATION    PUB.
      TITLE & DOCKET NAME            COUNTRY      OWNER    INVENTORS      DATE       NUMBER       NUMBER       DATE        STATUS
-------------------------------  --------------  ------  -------------  --------  -----------  ------------  --------  -------------
[**]                             [**]             [**]   [**]           [**]      [**]                                 [**]

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